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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS


As independent public accountants and auditors, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 29, 1998 included in United Security Bancorporation's Annual Report on Form 10-K for the year ended December 31, 1997.

                                    /s/ Moss Adams LLP
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Everett, Washington
May 28, 1998